Exhibit 24

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint R. G. YOUNG, J. P. STOTT, and D. C. FINDLAY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2019, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

The undersigned has hereunto set the undersigned’s hand as of February 5, 2020.

/s/ M. S. Burke
M. S. Burke

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint R. G. YOUNG, J. P. STOTT, and D. C. FINDLAY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2019, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

The undersigned has hereunto set the undersigned’s hand as of February 5, 2020.

/s/ T. K. Crews
T. K. Crews

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint R. G. YOUNG, J. P. STOTT, and D. C. FINDLAY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2019, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

The undersigned has hereunto set the undersigned’s hand as of February 5, 2020.

/s/ P. Dufour
P. Dufour

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint R. G. YOUNG, J. P. STOTT, and D. C. FINDLAY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2019, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

The undersigned has hereunto set the undersigned’s hand as of February 5, 2020.

/s/ D. E. Felsinger
D. E. Felsinger

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint R. G. YOUNG, J. P. STOTT, and D. C. FINDLAY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2019, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

The undersigned has hereunto set the undersigned’s hand as of February 5, 2020.

/s/ S. F. Harrison
S. F. Harrison

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint R. G. YOUNG, J. P. STOTT, and D. C. FINDLAY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2019, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

The undersigned has hereunto set the undersigned’s hand as of February 5, 2020.

/s/ J. R. Luciano
J. R. Luciano

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint R. G. YOUNG, J. P. STOTT, and D. C. FINDLAY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2019, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

The undersigned has hereunto set the undersigned’s hand as of February 5, 2020.

/s/ P. J. Moore
P. J. Moore

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint R. G. YOUNG, J. P. STOTT, and D. C. FINDLAY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2019, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

The undersigned has hereunto set the undersigned’s hand as of February 5, 2020.

/s/ F. J. Sanchez
F. J. Sanchez

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint R. G. YOUNG, J. P. STOTT, and D. C. FINDLAY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2019, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

The undersigned has hereunto set the undersigned’s hand as of February 5, 2020.

/s/ D. A. Sandler
D. A. Sandler

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint R. G. YOUNG, J. P. STOTT, and D. C. FINDLAY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2019, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

The undersigned has hereunto set the undersigned’s hand as of February 5, 2020.

/s/ L. Z. Schlitz
L. Z. Schlitz

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint R. G. YOUNG, J. P. STOTT, and D. C. FINDLAY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2019, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

The undersigned has hereunto set the undersigned’s hand as of February 5, 2020.

/s/ K. R. Westbrook
K. R. Westbrook